Investor Presentation April 20, 2015

INFORMATION REGARDING THIS PRESENTATION AND NON-GAAP MEASURES We recommend that you read this presentation along with our Annual Report on Form 10-K for the year ended December 31, 2014 (2014 Form 10-K) filed with the U.S. Securities and Exchange Commission (SEC), and subsequent SEC filings, which include our financial information presented in accordance with U.S. generally accepted accounting principles (GAAP) and other important information about our Company. This presentation includes measures of net operating income (NOI) and estimated net asset value (NAV), which are non-GAAP measures. We believe these measures can be helpful to investors in evaluating our business. They are not intended to be performance measures that should be regarded as more meaningful than GAAP measures. Other companies may calculate these non-GAAP measures differently. Net operating income (NOI) is defined by us as revenues less cost of sales, excluding depreciation, less reserve fund contributions for the W Austin Hotel (which is approximately 4% of hotel revenue). NOI also does not include financing and income tax costs, tenant improvements, commissions paid to brokers, or reserves for replacement other than hotel reserves. The most directly comparable GAAP financial measure is operating income. This presentation includes 2015 projected NOI for specified properties; a reconciliation to 2015 projected GAAP operating income for Stratus is included in this presentation. Estimated Net Asset Value (NAV) estimates the current market value of our assets (“gross estimated value”) and subtracts the GAAP book value of our tangible liabilities. Where we do not own 100% of an asset, we present our asset and related liability proportionate to our economic share of ownership. We also present the non-GAAP measure estimated NAV per share, which is NAV divided by diluted shares of our common stock outstanding as of December 31, 2014. The computation of our NAV includes NOI, also a non-GAAP measure. The computation of our NAV uses appraisals of specified properties as of the dates indicated, and the appraised value may be different if prepared as of a current date. These appraisals were conducted by appraisers retained by our financing sources. The appraised values may not represent fair value, as defined under GAAP. We do not believe that there is a directly comparable GAAP measure to NAV. Estimated NAV and NAV per share may not be equivalent to the enterprise value of our Company or an appropriate trading price for our common stock for many reasons, including but not limited to the following: (1) income taxes are not included; (2) components were calculated as of the dates specified and calculations as of different dates are likely to produce different results; (3) opinions are likely to differ regarding appropriate capitalization rates; and (4) a buyer may pay more or less for Stratus or its real estate assets as a whole than for the sum of the components used to calculate NAV. Accordingly, estimated NAV per share is not a representation or guarantee that our common stock will or should trade at this amount, that a stockholder would be able to realize this amount in selling our shares, that a third party would offer the estimated NAV per share in an offer to purchase all or substantially all of our common stock, or that a stockholder would receive distributions per share equal to the estimated NAV per share upon Stratus’ liquidation. Investors should not rely on the estimated NAV per share as being an accurate measure of the current fair market value of our common stock. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical facts, including statements regarding the implementation and potential results of our new five-year business strategy, development plans including anticipated construction start and completion dates, potential sales of properties, expectations regarding the economy, projections or expectations related to operational and financial performance including 2015 projected net operating income for specified properties, 2015 projected GAAP operating income for Stratus, financial projections for specified development projects, and other plans and objectives of management for future operations and activities. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, our ability to refinance and service our debt and the availability of financing for development projects and other corporate purposes, our ability to sell properties at prices we consider acceptable, a decrease in the demand for real estate, competition, increases in interest rates, declines in the market value of our assets, and other factors described in more detail under “Risk Factors” in Part I, Item 1A. of our 2014 Form 10-K. Many of the assumptions on which our forward-looking statements are based are subject to change. Further, we may make changes to our business plans that could or will affect our results. We caution investors that forward-looking statements are made only as of the date of this presentation, and we do not intend to update our forward-looking statements, notwithstanding any changes in our assumptions, business plans, actual experience, or other changes, and we undertake no obligation to update any forward-looking statements. 2

Company Overview • Stratus Properties Inc. (NASDAQ: STRS; “Stratus”) is a diversified real estate company engaged primarily in the acquisition, entitlement, development, management, operation and sale of commercial, hotel, entertainment, and multi- and single- family residential real estate properties, primarily located in the Austin area, but including projects in certain other select markets in Texas. • Historically, Stratus’ long-term land assets were burdened by complex and contentious entitlement and utility issues, which have now been resolved. • Through a combination of development and land sales, Stratus plans to monetize a large portion of its assets on an orderly basis over the next five years and return cash to its shareholders. • Stratus does not intend to pursue new large land acquisitions requiring long-term investment horizons. • New investments will be complementary to existing investment programs, such as grocery-anchored mixed-use projects and multi-family projects, which can be developed and sold over the next five years. • Stratus benefits from macro-economic factors in Texas and, more specifically, the strong growth and robust economy in Austin. 3

Significant Unrecognized Value 4 ($ in millions) Summary 284 Lots 2,348 Units 3.6 Million Square Feet 251 Rooms 2,750 Seats Note: For further detail of assets and their valuation, please see reference slides beginning on page 22. See “Information Regarding This Presentation and Non-GAAP Measures” on page 2. $277.9 $458.0 Carrying Value and Gross Estimated Value St ra tu s Li a b ili ti e s $165 .7 E st im a ted N e t A ss e t V a lu e $292 .3

Focused Portfolio Including Stabilized Assets and Development Opportunities 5 Gross Estimated Value by Category Note: For further detail of assets and their valuation, please see reference slides beginning on page 22. See “Information Regarding This Presentation and Non-GAAP Measures” on page 2.

Estimated Net Asset Value 6 Note: For further detail of assets and their valuation, please see reference slides beginning on page 22. See footnotes on page 23. See “Information Regarding This Presentation and Non-GAAP Measures” on page 2. Category 1 Property Held for Future Use 156 170 264,081 - - 18.4$ 61.7$ 2 Property Currently Undergoing Active Planning - 1,644 2,254,357 - - 45.1 71.2 3 Property Under Construction - 236 245,022 - - 36.8 36.8 4 Completed Single-Family Homesites for Sale 128 - - - - 28.1 58.9 5 Commercial and Multi-Family Land for Sale - 296 634,500 - - 7.8 22.6 6 Stabilized Commercial Property - - 25,451 - - 4.8 10.2 7 Stabilized Commercial Property for Sale - 2 173,572 251 2,750 82.9 135.1 8 Other Assets - - - - - 54.0 61.4 9 Total 284 2,348 3,596,983 251 2,750 277.9$ 458.0$ 10 Total Gross Estimated Value 458.0$ 11 Tangible Liabilities (at Book Value) (K) (227.6)$ 12 Partner's Share of Liabilities 61.9$ 13 Estimated Net Asset Value (NAV) 292.3$ 14 Shares Outstanding (Diluted) (L) 8.229 15 Estimated pre-tax NAV / Share (M) 35.52$ Seats Approved Entitlements 12/31/14 Carrying Value Estimated Value Value ($MMs) RoomsLots Units Square Feet

Current Debt Level at ~29% of Gross Estimated Value Debt ($ in millions) 12/31/14 Unsecured Term Loans $ 23.0 Secured Term Loans 173.5 Total Consolidated Debt $196.5 Partners’ Share of Debt (61.9) Stratus’ Share of Debt $134.6 7 Note: For further detail, please see reference slide on page 24.

Company Origin • History of Stratus Properties Inc. (NASDAQ: STRS) – Highly leveraged spin-off from Freeport-McMoRan Inc. (FTX) in May 1992 – Assumed substantially all liabilities related to transferred assets, including approximately $500 million of debt – Original Function: manage, develop and operate assets transferred in spin-off with primary objective of retiring the FTX guaranteed indebtedness and the further objective of establishing residual long-term value – Sold substantially all remaining oil and gas holdings in a series of transactions in 1993 for approximately $338 million using proceeds to repay debt – In December 1997, Stratus restructured its credit agreements, eliminating FTX’s guarantee, and purchased FTX’s managing general partnership interest, enabling Stratus to pursue its business strategy independently 8

Company Profile • Since the sale of the oil and gas holdings in 1993, Stratus has focused exclusively on real estate activities – Acquisition, development, management, operation and/or sale of commercial, hotel, entertainment, and multi- and single-family residential real estate properties located in Texas, primarily in the Austin area – 731 acre Lantana acquisition in 1994 for $4.1 million has represented over $100 million of sales to date – Successfully completed complex and controversial land use entitlements and utility services agreements adding significant value to land holdings – W Austin and ACL Live in downtown Austin; HEB grocery- anchored retail in Circle C, Lakeway, Magnolia TX (Houston), and Killeen – Residential homesite sales in Barton Creek and Circle C – Multi-family development currently underway in Barton Creek 9

Plan to Return Cash to Shareholders

Our board of directors has approved a five-year plan to create value for stockholders by methodically developing certain existing assets and actively marketing other assets for possible sale at appropriate values. Under the plan, any future new projects will be complementary to existing operations and will be projected to be developed and sold within a five-year time frame. Our development plans require significant additional capital, and may be pursued through joint ventures or other means. In addition, our strategy is subject to continued review by our board and may change as a result of market conditions or other factors deemed relevant by our board.

Summary of Properties to be Developed and Sold or Sold Undeveloped Pursuant to 5-Year Plan (Excludes Existing Developed Properties) [(1)]

	Develop and Sell	Sell Undeveloped
Single-family Lots	156	0
Multi-family Units	1,535	811
Commercial Square Feet	1,227,960	2,220,000

- Proceed with mixed-use development opportunities Stratus is currently pursuing: Barton Creek Section N (Tecoma), Lantana, Oaks at Lakeway, and Magnolia TX (Houston) HEB
- Finalize entitlements and develop Barton Creek residential sections K, L and O
- Continue to permit and build multi-family units within Barton Creek Section N (Tecoma) to meet market demand
- Pursue additional HEB grocery-anchored development opportunities
- Market office land to end users or property investors
- Return cash to shareholders

STRATUS®

(1) The existing developed properties excluded from this table are Barton Creek: Amarra single-family; Circle C: Meridian; Barton Creek Village; Block 21; Circle C: Parkside Village and Circle C: 5700 Slaughter (Tract 106). This table includes 50,000 commercial square feet from West Killeen Market which has not yet been purchased.

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Austin: Strong Economy in Texas • Housing starts were up 17 percent in 2014 compared to previous year • Rental and occupancy rates are on the rise across office, retail, industrial and multi-family sectors • According to Angelou Economics, forcasted absorption in the next two years includes: – 3.6 million square feet of commercial and industrial space – 18,500 single-family residences – 16,500 apartment units • Austin has the most expensive housing in the state (up 187% since the early 1990s), but not believed to be overpriced; more supply should help relieve upward pressure on home prices • Significant public sector investment – University of Texas Dell Medical School 11 Austin US Population growth since 2000 32% 12% Unemployment 3.4% 5.7% Higher Education (% age 25+ holding a Bachelor’s degree) 44.8% 28.5% Average resident age (years) 31.1 36.4 1 Source: Bureau of Transportation CAGR = Compound Annual Growth Rate

Texas Leads Nation in Growth • Austin, with 3 percent growth in 2014, was the fastest growing metro in the nation above 1 million people and was third- fastest overall. • Houston and Dallas were the only two metros in the nation to add more than 100,000 people in 2014. • Texas unemployment was 4.4% vs. 5.7% nationwide as of January 2015. • Gross State Product estimated at $1.5 trillion for 2014. • If Texas were a nation, it would rank 12th largest in the world by GDP, according to the Texas Comptroller’s 2013 estimates. 12 Net Domestic Migration Between 2010-2014, by Metro Area Source: Yahoo Finance

Desirable Residential Neighborhoods in Austin 13 2013 Residential Lot Sales Subdivision # Sold Total Price Avg. Price Mirador 1 $405,000 $405,000 Calera 6 $1,370,750 $228,458 Amarra I 2 $650,000 $325,000 Amarra II 3 $1,525,000 $508,333 Verano 39 $12,142,642 $311,350 Meridian Construction TOTAL 51 $16,093,392 $315,557 2014 Residential Lot Sales Subdivision # Sold Total Price Avg. Price Mirador Sold Out Calera Sold Out Amarra I Sold Out Amarra II 16 $8,216,000 $513,000 Verano 9 $3,523,545 $391,505 Meridian 7 $2,006,900 $286,700 TOTAL 32 $13,746,445 $429,576 • 64 Amarra III home sites substantially completed in Q1 2015 • 154 home sites in Sections K, L and O remaining to be developed • Villas at Amarra Drive, the first of four higher density detached home projects, is underway Consistently Strong Sales

Block 21: Iconic Property That Ignited Downtown • Stratus financial ownership: 42% – 2014 total NOI of $16.1 million – 2015 total projected NOI1 of $17.4 million • The W Austin Hotel – 251 rooms – 2014 RevPAR : $291 – 2014 Occupancy: 82.9% – 2014 NOI of $10.4 million – 2015 budgeted NOI1 of $11.4 million • Austin City Limits Live at the Moody Theater – 2,750 seats – 2014 NOI of $4.2 million – 2015 budgeted NOI1 of $4.3 million • W Austin Commercial – 18,362 SF of Retail: 74% leased with leases pending for remaining space – 39,328 SF of Office: 100% leased as of March 31, 2015 – 2014 NOI of $1.5 million – 2015 budgeted NOI1 of $1.7 million • W Austin Condominiums – Sold all 159 units for a total of $189 million – Stratus purchased and improved two units which are being actively marketed for sale 14 1 See reconciliation on page 27. See “Information Regarding This Presentation and Non-GAAP Measures” on page 2.

Tecoma (Barton Creek Section N) • Section N approved for 1,860 multi- family units and 1.5 million square feet of commercial development • First 236 multi-family units are under construction at a total cost of $43.7 million • $25 million road and utility project to be substantially completed in December 2015 provides 455 living unit equivalents of utility capacity and will accommodate 926 multi- family units or 1.3 million square feet of commercial space or some combination of each use • The final phase of Section N utility infrastructure is currently planned to commence in 2017 • Actively planning the first phase of retail and office development 15 20 years of diligent planning and patience being rewarded

Tecoma Phase I Multi-family 16 • 236 unit garden style multi- family apartment complex • Construction commenced in January 2015; leasing is scheduled to begin in September 2015 and the project is expected to be completed in January 2016 • Phase II is permitted for an additional 212 units; remaining phases aggregate 1,412 units • Financial projections: 1 – $43.7 million total budget – $3.7 million stabilized annual NOI First 236-unit phase of 1,860-unit multi-family development 1 Note: See “Information Regarding This Presentation and Non-GAAP Measures” and “Cautionary Statement Regarding Forward-Looking Statements” on page 2.

Oaks at Lakeway • 87acre infill site / 9 parcel assemblage • Approximately 250,000 SF commercial development with 95,000 SF HEB grocery anchor • 35 acres of residentially zoned land • 63% preleased as of March 31, 2015 • HEB is scheduled to open in October 2015 • Financial projections: 1 – $78.6 million total budget – $6.0 million stabilized annual NOI 17 Strong relationship with dominant grocer: large mixed-use property in heart of established community 1 Note: See “Information Regarding This Presentation and Non-GAAP Measures” and “Cautionary Statement Regarding Forward-Looking Statements” on page 2.

Magnolia TX HEB 18 • 142 acres; 18 acres were simultaneously sold to HEB for a 93,000 square foot store • The City of Magnolia is adjacent to The Woodlands, near Houston, TX • Stratus has entitlements and utilities for: – 8 pad sites – 12-acre secondary anchor site – 100,000 square feet of retail shop space – 6-acre hotel site – residential land allowing up to 1300 multi-family units • Construction is expected to begin in May 2016 – Road and utility work currently underway by Texas Department of Transportation and City of Magnolia – Pre-leasing will begin when utility work is complete • Financial projections: 1 – $25.4 million total budget – $2.2 million stabilized annual NOI HEB grocery-anchored mixed-use project in fast-growing suburb of Houston with very attractive land basis 1 Note: See “Information Regarding This Presentation and Non-GAAP Measures” and “Cautionary Statement Regarding Forward-Looking Statements” on page 2.

West Killeen Market 19 • Planned acquistion of 21 acres; 12.2 acres will be simultaneously sold to HEB for a 92,000 SF store • Future commercial development includes: – 50,000 square feet of retail shop space – 2 pad sites • Closing is expected to occur in the fourth quarter of 2015 • Financial projections: 1 – $11.4 million total budget – $1.0 million stabilized annual NOI Killeen, TX is adjacent to Fort Hood, TX, 67 miles north of Austin HEB shopping center in stable Fort Hood market 1 Note: See “Information Regarding This Presentation and Non-GAAP Measures” and “Cautionary Statement Regarding Forward-Looking Statements” on page 2.

Lantana GR1 • 36 acres • Up to 325,000 SF of commercial development • Mixed-use project combining retail and office uses • Undergoing active planning; seeking city approval of site plan 20 Significant retail development opportunity in supply-constrained sub-market

21 Appendix

Estimated Net Asset Value

#	Property	Use	Approved Entitlements: Lots	Approved Entitlements: Units	Approved Entitlements: Square Feet	Ownership %	Capital Structure as of 12/31/2014 ($MMs): Total Equity Investment: Contributed Land at Carrying Value	Total Equity Investment: Additional Capital Funded	Total Equity Investment: Additional Capital To be Funded	Total Equity Investment: Total	Project Debt: Funded	Project Debt: To be Funded	Project Debt: Total	Total Capitalization	Value ($MMs): Carrying Value[K]	Appraisals[B]: As Is[C]	Appraisals[B]: As Stabilized	Value
1	**Property Held for Future Use**																	
2	Barton Creek: Residential Sections K, L, and O	SF	154	-	-	100%	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 8.9	$ 37.4	$ -	$ 37.4
3	Barton Creek Village: Phase II Land	MU	-	-	16,000	100%	-	-	-	-	-	-	-	-	0.9	1.0	-	1.0
4	Fazio Canyons 18th Green Lot	SF	1	-	-	100%	-	-	-	-	-	-	-	-	0.5	1.0	-	1.0
5	Barton Creek Blvd./ SW Pkwy Residential [D]	SF	1	-	-	100%	-	-	-	-	-	-	-	-	1.6	0.6	-	0.6
6	Barton Creek Blvd./ Bee Cave Road Entry Lot	MU	-	-	5,000	100%	-	-	-	-	-	-	-	-	0.6	N/A	-	0.6
7	Barton Creek: Amarra	MU	-	170	83,081	100%	-	-	-	-	-	-	-	-	5.6	15.6	-	15.6
8	Lantana Office: Tract G04/G07	O	-	-	160,000	100%	-	-	-	-	-	-	-	-	0.4	5.6	-	5.6
9	**Property Held for Future Use**		**156**	**170**	**264,081**		**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**18.4**	**61.1**	**-**	**61.7**
10	**Property Currently Undergoing Active Planning**																	
11	Lantana Retail: Tract GR1	R	-	-	325,000	100%	-	-	-	-	-	-	-	-	4.6	13.7	-	13.7
12	Magnolia TX (Houston) HEB [T]	R	-	-	351,000	100%	-	-	-	-	-	-	-	-	3.8	N/A	-	3.8
13	Circle C: Tract 114	R	-	-	78,357	100%	-	-	-	-	-	-	-	-	0.4	3.9	-	3.9
14	Barton Creek: Villas at Amarra Drive	MF	-	20	-	100%	-	-	-	-	-	-	-	-	2.9	4.7	-	4.7
15	Barton Creek: Section N	MU	-	1,400	1,500,000	100%	-	-	-	-	-	-	-	-	30.7	40.5	-	40.5
16	Barton Creek: Tecoma Phase II	MF	-	224	-	100%	-	-	-	-	-	-	-	-	2.7	4.7	-	4.7
17	**Property Currently Undergoing Active Planning**		**-**	**1,644**	**2,254,357**		**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**45.1**	**67.5**	**-**	**71.2**
18	**Property Under Construction [R]**																	
19	Oaks at Lakeway HEB	R	-	-	245,022	100%	-	14.0	1.9	15.9	16.6	46.3	62.9	78.8	32.6	-	91.0	32.6
20	Barton Creek: Tecoma Phase I [F]	MF	-	236	-	100%	4.2	0.3	2.3	6.7	-	34.1	34.1	40.8	4.2	-	48.9	4.2
21	**Property Under Construction [R]**		**-**	**236**	**245,022**		**4.2**	**14.3**	**4.1**	**22.6**	**16.6**	**80.4**	**97.0**	**119.6**	**36.8**	**-**	**139.9**	**36.8**
22	**Completed Single-Family Homesites for Sale**																	
23	Barton Creek: Amarra	SF	78	-	-	100%	-	-	-	-	-	-	-	-	20.7	48.1	-	48.1
24	Circle C: Meridian	SF	50	-	-	100%	-	-	-	-	-	-	-	-	7.4	10.8	-	10.8
25	**Completed Single-Family Homesites for Sale**		**128**	**-**	**-**		**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**28.1**	**58.9**	**-**	**58.9**
26	**Commercial and Multi-Family Land for Sale**																	
27	Circle C: Tract 101	MF	-	240	-	100%	-	-	-	-	-	-	-	-	1.5	3.8	-	3.8
28	Circle C: Tract 102	MF	-	56	-	100%	-	-	-	-	-	-	-	-	0.4	2.1	-	2.1
29	Circle C: Tract 110	O	-	-	614,500	100%	-	-	-	-	-	-	-	-	5.1	15.1	-	15.1
30	Crestview Station Pad [G]	R	-	-	-	50%	-	-	-	-	-	-	-	-	0.2	N/A	-	0.5
31	SW Parkway/ US 290 Pad [H]	MU	-	-	20,000	100%	-	-	-	-	-	-	-	-	0.5	N/A	-	1.2
32	**Commercial and Multi-Family Land for Sale**		**-**	**296**	**634,500**		**-**	**-**	**-**	**-**	**-**	**-**	**-**	**-**	**7.8**	**21.0**	**-**	**22.6**
33	**Total**		**284**	**2,346**	**3,397,960**		**$ 4.2**	**$ 14.3**	**$ 4.1**	**$ 22.6**	**$ 16.6**	**$ 80.4**	**$ 97.0**	**$ 119.6**	**$ 136.2**	**$ 208.5**	**$ 139.9**	**$ 251.3**

#	Property	Use	Approved Entitlements: Lots	Units	Square Feet	Rooms	Seats	Ownership %	Occupancy %[A]	Projected 2015 Net Operating Income ($MMs): Revenue	Expenses	NOI	Cap Rate: High	Cap Rate: Low	Value ($MMs): Total Carrying Value Consolidated[K]	Stratus' Interest: Total Carrying Value (Prorata)[K]	Low	High	Average of High/Low Value
34	**Stabilized Commercial Property**																		
35	Barton Creek Village	MU	-	-	25,451	-	-	100%	100%	$ 1.0	$ 0.3	$ 0.7	8.00%	6.00%	$ 4.8	$ 4.8	$ 8.8	$ 11.7	$ 10.2
36	**Stabilized Commercial Property for Sale**																		
37	Block 21	MU																	
38	Condominiums [I]		-	2	-	-	-	100%							2.2	2.2	3.8	3.8	3.8
39	Hotel		-	-	-	251	-	42.2%		45.0	33.6	11.4	8.00%	7.00%	99.9	42.2	60.2	68.8	64.5
40	ACL Live Venue		-	-	-	-	2,750	42.2%		18.6	14.3	4.3	8.00%	7.00%	36.6	15.5	22.7	25.9	24.3
41	Office		-	-	39,328	-	-	42.2%	91.0%	1.9	0.7	1.2	7.00%	6.00%	8.9	3.8	7.2	8.4	7.8
42	Retail		-	-	18,362	-	-	42.2%	74.1%	0.7	0.2	0.5	7.00%	6.00%	5.6	2.4	3.0	3.5	3.3
43	Total Block 21		-	2	57,690	251	2,750			66.2	48.8	17.4			153.2	66.0	96.9	110.4	103.7
44	Circle C: Parkside Village	R	-	-	90,184	-	-	72.8%	95.6%	2.8	0.8	2.0	8.00%	6.00%	16.9	12.3	18.2	24.3	21.2
45	Circle C: 5700 Slaughter (Tract 106)	R	-	-	25,698	-	-	100%	100%	0.9	0.2	0.7	8.00%	6.00%	4.6	4.6	8.8	11.7	10.2
46	**Total Stabilized Commercial Property for Sale**		**-**	**2**	**173,572**	**251**	**2,750**			**69.9**	**49.8**	**20.1**			**174.7**	**82.9**	**123.8**	**146.4**	**135.1**
47	**Other Assets**																		
48	Barton Creek: MUD Reimbursables							100%							19.3	19.3	26.7	26.7	26.7
49	Cash														29.6	19.4	19.4	19.4	19.4
50	Total Other [J]														19.4	15.3	15.3	15.3	15.3
51	**Total Other Assets**		**-**	**-**	**-**	**-**	**-**			**-**	**-**	**-**			**68.3**	**54.0**	**61.4**	**61.4**	**61.4**
52	**Total**		**-**	**2**	**199,023**	**251**	**2,750**			**$ 70.9**	**$ 50.1**	**$ 20.8**			**$ 247.8**	**$ 141.7**	**$ 194.0**	**$ 219.5**	**$ 206.7**
53	**Grand Total**		**284**	**2,348**	**3,596,983**	**251**	**2,750**									**$ 277.9**			**$ 458.0**
54	**Total Gross Estimated Value**																		**$ 458.0**
55	**Tangible Liabilities (at Book Value) [K]**																		**$ (227.6)**
56	**Partner's Share of Liabilities**																		**$ 61.9**
57	**Estimated Net Asset Value (NAV)**																		**$ 292.3**
58	**Shares Outstanding (Diluted) [L]**																		**8.229**
59	**Estimated pre-tax NAV / Share [M]**																		**$ 35.52**

STRATUS
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Footnotes SF=Single-Family MF=Multi-Family O=Office R=Retail MU=Mixed Use 23 (A) Carrying values and occupancy percentages as of December 31, 2014 (B) All appraisals dated 11/20/14 except those for the Lantana properties, dated 10/6/14, the Oaks at Lakeway, dated 9/9/14, and Barton Creek: Tecoma Phase I, dated 12/17/14. All appraisals were commissioned by third party lenders (C) Marked N/A if no appraisal obtained (D) Stratus currently expects the carrying value will be recovered by the future sale or development of this property (E) Magnolia TX (Houston) HEB, The Oaks at Lakeway HEB and Barton Creek: Tecoma Phase I carrying values used to calculate total gross estimated value (F) Barton Creek: Tecoma Phase I loan funded in January 2015 (G) Crestview Station estimated value based on 50% share of target price (H) Currently under contract at stated value (I) Condominium values determined by current list price (J) Includes restricted cash and deferred tax assets (K) Excludes the $34.1 million Barton Creek: Tecoma Phase I loan funded in January 2015 (L) Includes the number of shares of Stratus common stock outstanding and outstanding stock options and restricted stock units as of March 1, 2015 (M) See “Information Regarding This Presentation and Non-GAAP Measures” and “Cautionary Statement Regarding Forward-Looking Statements” on page 2.

Debt Detail 24 Loan Name Current Loan Balance 2015 2016 2017 2018 2019 Thereafter Maturity Effective Int. Rate Fixed / Variable Unsecured Term Loans DRAIF-1 3,000$ 3,000$ -$ -$ -$ -$ -$ 12/31/2015 7.25% F DRAIF-2 3,500 3,500 - - - - - 12/31/2015 7.25% F DRAIF-3 8,000 - 8,000 - - - - 12/31/2016 7.25% F DRAIF-4 5,000 5,000 - - - - - 3/31/2015 7.25% F DRAIF-5 3,500 3,500 - - - - - 3/31/2015 7.25% F 23,000 15,000 8,000 - - - - Secured Term Loans 5700 Slaughter (A) 6,932 154 161 169 177 185 6,086 7/31/2024 4.50% F Barton Creek Village 5,932 141 146 153 160 167 5,165 6/27/2024 4.19% F The Oaks at Lakeway (B) 16,588 - - - - 16,588 - 9/29/2019 2.91% V Magnolia (C) 3,750 - 3,750 - - - - 10/1/2016 7.00% F Bank of America Loan (owned in partnership) (D) 98,267 1,564 96,703 - - - - 9/29/2016 2.66% V Parkside Village (owned in partnership) (E) 18,923 480 480 480 480 480 16,523 12/31/2020 2.66% V Comerica Credit Facility (F) 23,085 23,085 - - - - - 5/31/2015 6.00% V 173,477 25,424 101,240 802 817 17,420 27,774 Partner's Share of Debt Bank of America Loan 56,766 903 55,863 - - - - Parkside Village 5,147 131 131 131 131 131 4,494 Partner's Total Share of Debt 61,913$ 1,034$ 55,993$ 131$ 131$ 131$ 4,494$ Total Stratus Debt (prorata) 134,564$ 39,390$ 53,247$ 671$ 686$ 17,289$ 23,280$ Total Debt (consolidated) 196,477$ 40,424$ 109,240$ 802$ 817$ 17,420$ 27,774$ Total capacity 48,000$ Outstanding 23,085$ Letters of credit 4,601$ Remaining capacity 20,314$ Interest rate spread LIBOR + 400 bps, floor of 6% (A) Fixed rate until 7/31/19 (B) Amount committed under this construction loan is $62.9 million (C) Option to extend to 10/1/17 (D) Interest rate cap agreement caps one-month LIBOR at 1.5% through 9/30/15 and 2% from 10/1/15 through 9/30/16; Block 21 ownership share is 42.2%; Option to extend for up to 3 additional 1 year terms (E) Of this balance, $17.7 million is subject to interest rate swap with Comerica that converts the LIBOR-based rate to a fixed rate of 4.8%; Parkside Village ownership share is 45% up to a 15% return and promotes to 80% thereafter (F) The company is currently working with Comerica on the renewal of the credit facility, which is expected to be completed before the 5/31/15 maturity Comerica Credit Facility (as of 12/31/2014) ($000s) As of 12/31/2014 ($000s)

Consolidated Balance Sheet 25 12/31/2014 ($000s) ASSETS Cash and cash equivalents 29,645$ Restricted cash 7,615 Real estate held for sale 12,245 Real estate under development 123,921 Land available for development 21,368 Real estate held for investment, net 178,065 Investment in unconsolidated affiliates 795 Deferred tax assets 11,759 Other assets 17,274 Total assets 402,687$ LIABILITIES AND EQUITY Liabilities Accounts payable 8,076$ Accrued liabilities 9,670 Debt 196,477 Other liabilities and deferred gain 13,378 Total liabilities 227,601 Equity Common stock 91 Capital in excess of par value of common stock 204,269 Accumulated deficit (47,321) Accumulated other comprehensive loss (279) Common stock held in treasury (20,317) Total stockholder's equity 136,443 Noncontrolling interests in subsidiaries 38,643 Total equity 175,086 Total liabilities and equity 402,687$ Shares outstanding (000s) 8,035

Consolidated Statement of Income 26 FY 2014 ($000s, except per share amounts) Revenues: Real estate operations 26,084$ Hotel 42,354 Entertainment 19,048 Commercial leasing 6,625 Total revenues 94,111 Cost of sales: Real estate operations 20,650 Hotel 30,746 Entertainment 14,431 Commercial leasing 3,138 Depreciation 8,977 Total cost of sales 77,942 Litigation and insurance settlement (2,082) General and administrative expenses 7,887 Total costs and expenses 83,747 Operating income 10,364 Interest expense, net (3,751) Loss on early extinguishment of debt (19) Loss on interest rate cap agreement (272) Other income, net 29 Income before income taxes and equity in unconsolidated affiliates' income 6,351 Equity in unconsolidated affiliates' income 1,112 Benefit from income taxes 10,694 Net income 18,157 Net income attributable to non-controlling interests in subsidiaries (4,754) Net income attributable to common stock 13,403$ Net income per share attributable to common stockholders Basic 1.67$ Diluted 1.66$ Weighted-average shares of common stock outstanding Basic 8,037 Diluted 8,078

Net Operating Income Reconciliation 27 (1) Note: For further detail of assets and their valuation, please see reference slides beginning on page 22. See “Information Regarding This Presentation and Non-GAAP Measures” on page 2. Reconciliation: Projected 2015 net operating income for stabilized properties (1) 20.8$ Add back hotel reserve fund contributions 1.8 Add revenue from other sources 18.9 Less other cost of sales (excluding depreciation) (13.7) Less depreciation expense (8.9) Less general and administrative expenses (8.1) Projected 2015 consolidated GAAP operating income 10.8$ Stratus Properties Inc. Reconciliation of Net Operating Income for Stabilized Properties to Operating Income Projected for the Year Ending December 31, 2015 ($ in millions)

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